Exhibit 4.4

[FRONT OF CERTIFICATE]

COMMON SHARES NUMBER	[LOGO]	COMMON SHARES SHARES
ZQ- TRANSFERABLE IN THE CITIES OF DENVER, CO AND NEW YORK, NY		SEE REVERSE FOR CERTAIN DEFINITIONS

SEAGATE TECHNOLOGY
INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE COMMON SHARES, $0.00001 PAR VALUE PER SHARE OF

SEAGATE TECHNOLOGY

transferable on the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

[Seal]

[FACSIMILE SIGNATURE]	[FACSIMILE SIGNATURE]
SECRETARY	PRESIDENT

COUNTERSIGNED:
COMPUTERSHARE TRUST COMPANY, INC.
P.O. BOX 1596, DENVER, COLORADO 80201
BY: [SIGNATURE]
TRANSFER AGENT – AUTHORIZED SIGNATURE

[BACK OF CERTIFICATE]

SEAGATE TECHNOLOGY

The Company will furnish to any shareholder upon request and without charge a copy of the Memorandum and Articles of Association which sets forth the designations, preferences, limitations, and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
				(Cust)	(Minor)

TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors

Act
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			(State)
			UNIF TRF MIN ACT—		Custodian (until age )
(Cust)

under Uniform Transfers
(Minor)

to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                               hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the common shares represented by the within Certificate, and does hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.